Kinder Morgan Energy Partners, L.P.

             Common Units Representing Limited Partner Interests

                             Underwriting Agreement

                                                                 _________, 1998
Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York  10004

Ladies and Gentlemen:

      From time to time Kinder Morgan Energy Partners, L.P. a Delaware limited partnership (the "Partnership"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its common units (the "Common Units") representing limited partner interests in the Partnership specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Units"). If specified in such Pricing Agreement, the Partnership may grant to the Underwriters the right to purchase at their election an additional number of units, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Units"). The Firm Units and the Optional Units, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are collectively called the "Designated Units."

      The Partnership, Kinder Morgan Operating L.P. "A," a Delaware limited partnership ("OLP-A"), Kinder Morgan Operating L.P. "B," a Delaware limited partnership ("OLP-B"), Kinder Morgan Operating L.P. "C," a Delaware limited partnership ("OLP-C"), Kinder Morgan Operating L.P. "D," a Delaware limited partnership ("OLP-D" and, together with OLP-A, OLP-B and OLP-C, the "Operating Partnerships"), SFPP, L.P., a Delaware limited partnership ("SFPP"), Kinder Morgan Bulk Terminals Corporation, a Louisiana corporation ("KMBT Corp"), Kinder Morgan Natural Gas Liquids Corporation, a Delaware corporation ("KMNGL Corp."), Kinder Morgan CO2, L.L.C., a Delaware limited liability company ("KM-LLC"), and Kinder Morgan G.P., Inc., a Delaware corporation (the "General Partner"), in its individual capacity and in its capacity as the general partner of the Partnership and each of the Operating Partnerships, are collectively referred to herein as the "Kinder Morgan Entities."

      The terms and rights of any particular issuance of Designated Units shall be as specified in the Pricing Agreement relating thereto.

     1. Particular sales of Designated Units may be made from time to time to the Underwriters of such Common Units, for whom the firms designated as representatives of the Underwriters of such Common Units in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Partnership to sell any of the Common Units or as an obligation of any of the Underwriters to purchase the Common Units. The obligation of the Partnership to issue and sell any of the Common Units and the obligation of any of the Underwriters to purchase any of the Common Units shall be evidenced by the Pricing Agreement with respect to the Designated Units specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Units, the maximum number of Optional Units, if any, the initial public offering price of such Firm and Optional Units or the manner of determining such price, the purchase price to the Underwriters of such Designated Units, the names of the Underwriters of such Designated Units, the names of the Representatives of such Underwriters and the principal amount of such Designated Units to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Firm and Optional Units and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Units. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. Each of the Kinder Morgan Entities represents and warrants to, and agrees with, each of the Underwriters that:

          (a)  A  registration   statement on Form S-3 (File No.  33-....)  (the
"Initial Registration Statement") in respect of the Common Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto (each in the form heretofore delivered or to be delivered to the Representatives, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein to the Representatives for each of the other Underwriters) have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration

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

Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Common Units, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration
Statement shall be deemed to refer to and include any annual report of the Partnership filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Units in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter of Designated Units through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented relating to such Common Units;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter of Designated Units through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented relating to such Common Units;

          (d) None of the Kinder Morgan Entities has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capitalization or long-term debt of the Kinder Morgan Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, unitholders' equity or results of operations of the Kinder Morgan Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) Each of the Kinder Morgan Entities has good and marketable title (or indefeasible title in the State of Texas) in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Kinder Morgan Entities; and any real property and buildings held under lease by a Kinder Morgan Entity is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Kinder Morgan Entities;

          (f) The Partnership is, and at each Time of Delivery will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. The Partnership has, and at each Time of Delivery will have, all necessary partnership power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Partnership is, and at each Time of Delivery will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the Certificate of Limited Partnership of the Partnership, and all amendments thereto, and of the Agreement of Limited Partnership of the Partnership, as amended and restated (the "Partnership Agreement"), have been delivered to the Underwriters;

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

          (g) Each of the Operating Partnerships is, and at the applicable Time of Delivery will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of the Operating Partnerships has, and at the applicable Time of Delivery will have, all necessary partnership power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Operating Partnerships is, and at the applicable Time of Delivery will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the Certificate of Limited Partnership of each of the Operating Partnerships, and all amendments thereto, and of the Agreement of Limited Partnership of OLP-A, as amended and restated (the "OLP-A Agreement"), the Agreement of Limited Partnership of OLP-B, as amended and restated (the "OLP-B Agreement"), the Agreement of Limited Partnership of OLP-C, as amended and restated (the "OLP-C Agreement"), and the Agreement of Limited Partnership of OLP-D, as amended and restated (the "OLP-D Agreement" and, together with the OLP-A Agreement, the OLP-B Agreement and the OLP-C Agreement, the "Operating Partnership Agreements"), have been delivered to the Underwriters;

          (h) SFPP is, and at the applicable Time of Delivery will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. SFPP has, and at the applicable Time of Delivery will have, all necessary partnership power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. SFPP is, and at the applicable Time of Delivery will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the Certificate of Limited Partnership of SFPP and of the Agreement of Limited
Partnership of SFPP, as amended and restated (the "SFPP Agreement"), and all amendments thereto have been delivered to the Underwriters;

          (i) Each of the General Partner and KMNGL Corp., is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. KM-LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. KMBT Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. Each of the General Partner, KMNGL Corp., KMBT Corp. and KM-LLC has, and at the applicable Time of Delivery will have, all necessary corporate or limited liability company power and authority, as the case may be, to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the General Partner, KMNGL Corp., KMBT Corp. and KM-LLC is, and at the applicable Time of Delivery will be, duly licensed or qualified to do business and in good standing as a foreign corporation or foreign limited liability company, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the certificate of incorporation and of the by-laws of the General Partner, KMNGL Corp. and KMBT Corp. and the limited liability agreement of KM-LLC and all amendments to such documents have been delivered to the Underwriter;

          (j) To the knowledge of the Kinder Morgan Entities, each of Heartland Partnership ("Heartland") and Mont Belvieu Associates ("Mont Belvieu") is, and at the applicable Time of Delivery will be, a general partnership duly formed and validly existing under the laws of the State of Texas and Shell CO2 Company Ltd. ("Shell CO2") is, and at the applicable Time of Delivery will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. To the knowledge of the Kinder Morgan Entities, each of Heartland, Mont Belvieu and Shell CO2 has, and at the applicable Time of Delivery will have, all necessary partnership power and authority, to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except as would not have a material adverse effect on the financial condition, results of operations or business of such entities. To the knowledge of the Kinder Morgan Entities, each of Heartland, Mont Belvieu and Shell CO2 is, and at the applicable Time of Delivery will be, duly licensed or qualified to do business and in good standing as a foreign partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability);

          (k) The only subsidiaries (as such term is defined in the rules and regulations of the Commission under the Act and the Exchange Act) of the Partnership or other entities in which the Partnership, any of the Operating Partnerships or SFPP has an equity ownership interest of 50% or more are those listed on Schedule III hereto;

          (l) Kinder Morgan, Inc., a Delaware corporation ("KMI"), owns, and at the applicable Time of Delivery will own, all of the issued and outstanding shares of capital stock of the General Partner; such shares of capital stock are duly authorized, validly issued, fully paid and nonassessable;

          (m) Richard D. Kinder, Morgan Associates, Inc. ("MAI") and First Union Corporation ("First Union") are the sole stockholders of KMI. Richard D. Kinder owns 71.04% of the Class A voting stock of KMI. MAI owns 27.65% of the Class A voting stock of KMI. First Union owns 1.30% of the Class A voting stock and 100.0% of the Class B nonvoting stock of

KMI. All of such shares of Class A voting and Class B nonvoting stock are duly authorized, validly issued, fully paid and nonassessable;

          (n) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and, the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);;

          (o) The General Partner is the sole general partner of each of the Operating Partnerships with a 1.0101% general partner interest in each of the Operating Partnerships; such general partner interests are duly authorized by the respective Operating Partnership Agreement, and were validly issued to the General Partner; and the General Partner owns such general partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);

          (p) The Partnership is the sole limited partner of each of the Operating Partnerships with a 98.9899% limited partner interest in each of the Operating Partnerships; such limited partner interests, in each of such Partnerships, are duly authorized by the respective Operating Partnership Agreement, and were validly issued to the Partnership and are fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Revised Limited Partnership Act (the "Delaware Act")); and the Partnership owns such limited partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, including the security interest securing certain debt of the Partnership and OLP-B);

          (q) OLP-A owns, and at the applicable Time of Delivery will own, all of the issued and outstanding capital stock of KMNGL Corp. and all of the issued and outstanding member interests of KM-LLC; all of such capital stock and such member interests are duly authorized, validly issued, fully paid and nonassessable; and OLP-A owns such capital stock and such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);

          (r) OLP-D is the sole general partner of SFPP with a 99.5% general partner interest; such general partner interest is duly authorized by the SFPP Agreement, and was validly issued to OLP-D; and OLP-D owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, including the security interest securing the guarantee of certain debt of OLP-D to the Partnership); Santa Fe Pacific Pipelines, Inc. (the "SF Limited Partner") is the sole limited partner of SFPP with a 0.5% non-voting, limited partner interest; such limited partner interest is duly authorized by the SFPP Agreement, and validly issued to the SF Limited Partner and fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Act);

          (s) OLP-A is a general partner of Heartland with a 50% general partner interest in Heartland, KMNGL Corp. is a general partner of Mont Belvieu with a 50% general partner interest in Mont Belvieu, and KM-LLC is a limited partner of Shell CO2, with a 20% limited partner interest in Shell CO2; such general partner interests and such limited partner interests are duly authorized by the respective partnership agreement of Heartland, Mont Belvieu and Shell CO2, and were validly issued by each of Heartland, Mont Belvieu and Shell CO2, respectively, and in the case of such limited partner interests is fully paid and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware Act); and, OLP-A and KMNGL Corp. own such general partner interests in Heartland and Mont Belvieu, respectively, and KM-LLC owns such limited partner interest, free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);

          (t) At the Time of Delivery after giving effect to the issuance of the Firm Units, the Common Units will be the only limited partner interests of the Partnership that are issued and outstanding at the applicable Time of Delivery all of the issued and outstanding Common Units of the Partnership have been duly and validly authorized and issued, and are fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Act) and substantially conform to the description of the Common Units incorporated by reference into the Prospectus; and the unissued Designated Units to be issued and sold by the Partnership to the Underwriters hereunder will be duly and validly authorized, and when issued against payment therefor as provided herein and in the applicable Pricing Agreement, will be duly and validly authorized and, fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Act) and will substantially conform to the description of the Common Units incorporated by reference into the Prospectus;

          (u) Each of the Kinder Morgan Entities has all necessary partnership, corporate or limited liability company power and authority, as the case may be, to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Kinder Morgan Entities and constitutes a valid and binding agreement with respect to each of such entities and is enforceable against each of them in accordance with the terms hereof;

          (v) The issue and sale of the Common Units to be sold by the Partnership hereunder, the compliance by the Kinder Morgan Entities with all of the provisions of this Agreement and any Pricing Agreement, the consummation of the transactions contemplated herein and the application by the Partnership of the net proceeds from the offering and sale of the Designated Units in the manner set forth in the Prospectus under "Use of Proceeds" will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Kinder Morgan Entities is a party or by which any of the Kinder

Morgan Entities is bound or to which any of the property or assets of the Kinder Morgan Entities are subject, nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws, partnership agreement or other organizational documents, as the case may be, of any of the Kinder Morgan Entities or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Kinder Morgan Entities or any of the properties of any such entities, except where such occurrence will not prevent the consummation of the transactions contemplated herein and will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over any of the Kinder Morgan Entities or any of the properties of such entities is required for the issuance and sale of the Designated Units or the consummation by the Kinder Morgan Entities of the transactions contemplated by this Agreement, except the registration under the Act of the Designated Units and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Units by the Underwriters;

          (w) None of the Kinder Morgan Entities is (a) in violation of its Certificate of Incorporation, By-laws, Partnership Agreement or other organizational documents, as the case may be, or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as (i) would not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability and (ii) in the case of such violations, have been disclosed in writing to Goldman, Sachs & Co. prior to the execution of this Agreement;

          (x)  The  statements  set forth in the  Prospectus  under the captions
"Material Federal Income Tax Consideration," "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (y) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Kinder Morgan Entities is a party or of which any property of any Kinder Morgan Entity is the subject which, if determined adversely to the respective Kinder Morgan Entity, would individually or in the aggregate have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability; and, to the knowledge of the Kinder Morgan Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (z) None of the Kinder Morgan Entities is, nor at each Time of Delivery will be, (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company," a person "controlled by" an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

          (aa) None of the Kinder Morgan Entities or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (bb) Arthur Andersen LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of the Kinder Morgan Entities, and in the case of PricewaterhouseCoopers LLP, who has also certified certain financial statements of Santa Fe Pacific Pipeline Partners, L.P. ("Santa Fe"), are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (cc) The Partnership has reviewed its operations and that of its subsidiaries and any third parties with which the Partnership or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Partnership or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Partnership does not believe that the Year 2000 Problem will have a material adverse effect on the financial condition, results of operation or business of the Kinder Entities, taken as a whole, or result in any material loss or interference with their business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

          (dd) There are no preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any partnership interests or shares of stock of any of the Kinder Morgan Entities pursuant to any partnership agreement, any articles or certificates of incorporation or other governing documents or any agreement or other instrument to which any of the Kinder Morgan Entities is a party or by which any of such entities may be bound (other than (a) the General Partner's preemptive right contained in the Partnership Agreement, (b) the restrictions on transfer arising from the pledge of the Common Units owned by the General Partner, (c) the restrictions on transfer under the Partnership's credit facility, and (d) as set forth in or incorporated by reference into the Prospectus). The offering and sale of Common Units as contemplated by this Agreement does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Partnership interests or other securities of the Partnership. Except for certain grants made under the Partnership's Executive Compensation Plan and the Common Unit Option Plan, there are no outstanding options or warrants to purchase any Common Units or other securities of any of the Kinder Morgan Entities.

          (ee) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Partnership, the General Partner and Santa Fe as of the respective dates thereof and the consolidated results of operations and cash flows of the Partnership and Santa Fe for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Partnership, the General Partner and Santa Fe are required by the Act, the Exchange Act or the rules and regulations of the Commission under such acts to be included in the Registration Statement or the Prospectus. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects;

          (ff) Each of the Kinder Morgan Entities maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (gg) The pro forma financial statements included in or incorporated by reference in the Registration Statement and the Prospectus, including the presentation of the acquisition of SFPP contained in such pro forma financial statements, comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the rules and regulations of the Commission under such acts, have been prepared on a basis consistent with the historical consolidated financial statements of the Partnership and Santa Fe and give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith;

          (hh) Each of the Kinder Morgan Entities (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except as disclosed in the Prospectus or where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not result in a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and

(E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law;

          (ii) In the ordinary course of its business, each of the Kinder Morgan Entities conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of such entity, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

          (jj) At each Time of Delivery, the Firm Units or the Optional Units, as the case may be, will be approved for listing, subject to official notice of issuance on The New York Stock Exchange;

          (kk) Each of the Kinder Morgan Entities is in compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees (except where such noncompliance will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership to any material liability or disability); no labor dispute with the employees of any of the Kinder Morgan Entities exists or, to the knowledge of any of the Kinder Morgan Entities, is imminent or threatened, except as would not have a material adverse effect on the financial condition, results of operation or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability; and none of the Kinder Morgan Entities is aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

          (ll) None of the Kinder Morgan Entities has nor, to their knowledge, has any employee or agent thereof made any payment of funds to any of the Kinder Morgan Entities or received or retained any funds therefrom in violation of any law, rule or regulation of a character required to be disclosed in the Prospectus;

          (mm) The Partnership maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect;

          (nn) Each of the Kinder Morgan Entities has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP"). There are no tax returns of any of the Kinder Morgan Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the Kinder Morgan Entities has received notice), where the findings of such audit, if adversely determined, would result in a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

          (oo) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Partnership, or with respect to which the Partnership could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred, in connection with which the Partnership could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability.

          (pp) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through the Representatives expressly for use therein

     3. Upon the execution of the Pricing Agreement applicable to any Designated Units and authorization by the Representatives of the release of such Designated Units, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

      The Partnership may specify in the Pricing Agreement applicable to any Designated Units that the Partnership thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Units set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Units. Any such election to purchase Optional Units may be exercised by written notice from the Representatives to the Partnership, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by the

Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Partnership otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

      The number of Optional Units to be added to the number of Firm Units to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Units shall be, in each case, the number of Optional Units which the Partnership has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Partnership has not been so advised, the number of Optional Units to be so added shall be, in each case, that proportion of Optional Units which the number of Firm Units to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Units (rounded as the Representatives may determine to the nearest 100 Common Units). The total number of Designated Units to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Units set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Units which the Underwriters elect to purchase.

     1. Certificates for the Firm Units and the Optional Units to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Partnership, shall be delivered by or on behalf of the Partnership to Goldman, Sachs & Co. for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Partnership to Goldman, Sachs & Co. at least forty-eight hours in advance, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Partnership may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Units, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Units, or at such other time and date as the Representatives and the Partnership may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     2. Each of the Kinder Morgan Entities agrees with each of the Underwriters of any Designated Units:

          (a) To prepare the Prospectus as amended or supplemented in rela-tion to the applicable Designated Units in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Units or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Common Units and prior to the Time of Delivery for such Common Units which shall be disapproved by the Representatives for such Common Units promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Common Units, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Common Units, of the suspension of the qualification of such Common Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Common Units or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representa-tives may reasonably request to qualify such Common Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Common Units, provided that in connection therewith the Partnership shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Common Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Partnership, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Units and continuing to and including the later of (i) the termination of trading restrictions for such Designated Units, as notified to the Partnership by the Representatives and (ii) the Time of Delivery for such Designated Units, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Partnership which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Units, without the prior written consent of the Representatives; and

          (f) If the Partnership elects to rely upon Rule 462(b), the Partner-ship shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Partnership shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     3. The Kinder Morgan Entities covenant and agree with the several Underwriters that the Kinder Morgan Entities will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership's counsel and accountants in connection with the registration of the Common Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Common Units; (iii) any filing fees and expenses in connection with the qualification of the Common Units for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) any fees charged by securities rating services for rating the Common Units; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Common Units; (vi) the cost of preparing the Common Units; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Common Units; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Common Units by them, and any advertising expenses connected with any offers they may make.

     4. The obligations of the Underwriters of any Designated Units under the Pricing Agreement relating to such Designated Units shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of each of the Kinder Morgan Entities in or incorporated by reference in the Pricing Agreement relating to such Designated Units are, at and as of the Time of Delivery for such Designated Units, true and correct, the condition that each of the Kinder Morgan Entities shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Units shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Partnership has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Andrews & Kurth L.L.P., counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery for such Designated Units, with respect to the matters covered in paragraphs (i) (insofar as it relates to the due formation and good standing of the Partnership in Delaware and the Partnership's power and authority to conduct its business as described in the Registration Statement and the Prospectus, as amended or supplemented), (v), (xi) (insofar as it relates to the statements set forth in the Prospectus under the caption "Underwriting"), (xiii) and (xxii) (insofar as it relates to the Registration Statement and the Prospectus) of subsection (c) below and a letter substantially similar to the letter required to be delivered by Morrison & Hecker L.L.P. pursuant to subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Morrison & Hecker L.L.P., counsel for the Kinder Morgan Entities shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery for such Designated Units, in form and substance satisfactory to the Representatives, to the effect that:

          (i) Each of the Kinder Morgan Entities has been duly formed and is validly existing and in good standing under the laws of the State of Delaware and each Kinder Morgan Entity has the partnership or corporate power and authority, as the case may be, to conduct its business as described in the Registration Statement and the Prospectus, as amended or supplemented. To the knowledge of such counsel, each of the Kinder Morgan Entities is duly qualified to do business and is in good standing as a foreign corporation or foreign limited partnership, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except in the case where the failure to be so qualified cannot reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan

     Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

          (ii) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and, to the knowledge of such counsel, the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, as amended or supplemented);

          (iii) The General Partner is the sole general partner of each of the Operating Partnerships with a 1.0101% general partner interest in each of the Operating Partnerships; such general partner interests are duly authorized by the respective Operating Partnership Agreements and were validly issued to the General Partner; and to the knowledge of such counsel, the General Partner owns such general partner interests free and clear of all liens, encumbrances, security interests, equities charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, as amended or supplemented, and except as provided in the Operating Partnership Agreements);

          (iv) OLP-D is the sole general partner of SFPP with a 99.5% general partner interest in SFPP; such general partner interest is duly authorized by the SFPP Agreement and was validly issued to OLP-D; and to the knowledge of such counsel, OLP-D owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, as amended or supplemented, or the OLP-D Agreement); the SF Limited Partner is the sole limited partner of SFPP with a 0.5% non-voting, limited partner interest in SFPP; and such limited partner interest is duly authorized by the SFPP Agreement and was validly issued to the SF Limited Partner;

          (v) At the Time of Delivery after giving effect to the issuance of the Firm Units, to the knowledge of such counsel, the capitalization of the Partnership will consist of ______ Common Units (______ Common Units if all of the Optional Units are issued); to the knowledge of such counsel, such Common Units will be the only limited partner interests of the Partnership that are issued and outstanding at the applicable Time of Delivery; all of such Common Units of the Partnership (including the Common Units being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable (except as such nonassessability may be affected by certain provisions of the Delaware Act; and the Common Units conform in all material respects to the description thereof incorporated by reference in the Prospectus as amended or supplemented;

          (vi) The Partnership is the sole limited partner of each of the Operating Partnerships with a 98.9899% limited partner interest in each of the Operating Partnerships; such limited partnership interests, in the case of each of the Operating Partnerships, are duly authorized by the respective Operating Partnership Agreements, were validly issued to the Partnership and are fully paid and non-assessable (except as nonassessability may be affected by certain provisions of the Delaware
     Act); and, to the knowledge of such counsel, the Partnership owns such limited partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims (i) as are not, individually or in the aggregate, material, (ii) as described in the Registration Statement or the Prospectus, as amended or supplemented or
     (iii) arising out of the pledge by the Partnership of the limited partner interests of the Operating Partnerships to secure certain indebtedness of the Partnership and OLP-B).

          (vii) Based solely on such counsel's review of the stock transfer records of KMNGL, OLP-A is the record owner of all of the issued and outstanding capital stock of KMNGL Corp.; OLP-A is the sole member of
     KM-LLC;  all of such  capital  stock  and such  member  interests  are duly authorized, validly issued, fully paid and nonassessable; and, to the knowledge of such counsel, OLP-A owns all of such capital stock and such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus).

          (viii)OLP-A is a general partner of Heartland with a ____% general partner interest in Heartland, KMNGL Corp. is a general partner of Mont Belvieu with a % general partner interest in Mont Belvieu, and KM-LLC is a limited partner of Shell CO2, with a 20% limited partner interest in Shell CO2; such general partner interests and such limited partner interest are duly authorized by the respective partnership agreements of Heartland, Mont Belvieu and Shell CO2, and were validly issued by each of Heartland, Mont Belvieu and Shell CO2, respectively, and in the case of such limited partner interest, is fully paid and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware
     Act); and, OLP-A and KMNGL Corp. own such general partner interests in Heartland and Mont Belvieu, respectively, and KM-LLC owns such limited partner interest in Shell CO2, free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);

          (ix) None of the Common Units, when paid for by the Underwriters in accordance with the terms of this Agreement, will be subject to any preemptive or similar right under (i) the Delaware Act, (ii) the Partnership Agreement (except for the General Partner's preemptive right contained in Section 4.5 of the Partnership Agreement, which has been waived with respect to the issuance and sale of the Common Units to the Underwriters) or (iii) any instrument, document, contract or agreement filed as an exhibit to or incorporated by reference in the Registration Statement. Except as (i) described in the Registration Statement or the Prospectus, (ii) the Partnership's Executive

     Compensation Plan, and (iii) the Common Unit Option Plan, to the knowledge of such counsel, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any Common Units or any partnership interest or share of capital stock of any of the Kinder Morgan Entities to any person or any security or other instrument that by its terms is convertible into, exercisable for and exchangeable into Common Units.

          (x) No consent, approval, authorization, order, registration or qualification of or with any federal, Delaware or New York court or governmental agency or body is required under Federal or New York law or the Delaware Act for the issue and sale of the Common Units being delivered at such Time of Delivery or the consummation by the Partnership of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the Bylaws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Common Units by the Underwriters;

          (xi) To the knowledge of such counsel, any instrument, document, lease, license or other agreement required to be described or referred to in the Registration Statement or the Prospectus, as amended or supplemented, has been described or referred to therein and any such instrument, document, lease, license or other agreement required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement;

          (xii) To the knowledge of such counsel, except as disclosed in the Registration Statement or the Prospectus, as amended or supplemented, no person or entity has the right to require the registration under the Act of Common Units or other securities of the Partnership by reason of the filing or effectiveness of the Registration Statement, which has not been waived;

          (xiii)Upon delivery of the certificates evidencing the Common Units against payment therefor as provided in this Agreement, the Underwriters will acquire the Common Units free of all adverse claims (as such term is defined in Section 8-302 of the Uniform Commercial Code as in effect in the State of Delaware (the "UCC"), assuming (i) the Underwriters are acting in good faith, (ii) the Underwriters have no notice of any adverse claim (as such term is used in Section 8-302 of the UCC) and (iii) the certificates evidencing the Common Units are registered in the names of the Underwriters or endorsed to the Underwriters or nominees of the Underwriters;

          (xiv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Kinder Morgan Entities or any of its subsidiaries is a party or of which any property of the Kinder Morgan Entities or any of its subsidiaries is the subject which, if determined adversely to the Kinder Morgan Entities or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, unitholders' equity or results of operations of the Kinder Morgan Entities and their subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xv)  This  Agreement  and  the  Pricing   Agreement  have  been  duly
     authorized, executed and delivered by each of the Kinder Morgan Entities;

          (xvi) The issue and sale of the Common Units being delivered at such Time of Delivery and the compliance by the Kinder Morgan Entities with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not (a) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or filed as an exhibit to any document incorporated by reference in the Registration Statement, (b) result in any violation of the provisions of the Certificate of Incorporation, by-laws or other formation document, as applicable, of any of the Kinder Morgan Entities, Mont Belvieu, Heartland or Shell CO2, (c) breach or otherwise violate an existing obligation of any of the Kinder Morgan Entities under any court or administrative order, judgment or decree of which such counsel has knowledge, or (d) violate any applicable provisions of the federal laws of the United States, the laws of the State of New York, or the Delaware Act;

          (xvii)(A) The statements set forth in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 under the caption "Item 1: Business-Regulation" and (B) the statements set forth in the Prospectus under the captions "Description of Common Units," "Material Federal Income Tax Considerations," and under the caption "Plan of Distribution," insofar as they purport to constitute a summary of the terms of the Designated Units or describe the provisions of federal law, New York law and the Delaware Act and documents referred to therein, in each case, are accurate summaries and fairly and correctly present in all material respects the information called for with respect to such matters; provided, however, that such counsel's opinion need not cover any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (xviii) The Designated Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance;

          (xix) None of the Kinder Morgan Entities is (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (b) an "Investment Company" or an entity "controlled" by an "Investment Company," as such terms are defined in the Investment Company Act;

          (xx) The Registration Statement was declared effective under the Act by the Commission and to the knowledge of such counsel no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated. Any required filing of the Prospectus relating the sale of the Designated Units pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such rule and;

          (xxi) The Registration Statement and the Prospectus (including any documents incorporated by reference in the Prospectus, when such documents became effective or were filed with the Commission), as amended or supplemented, comply in all material respects as to form with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion).

      Such counsel shall also deliver a letter to the effect that they have participated in conferences with officers and other representatives of the Partnership, representatives of the Partnership's accountants, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing on and does not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xvii) of this Section 7(c), and relying as to facts necessary to the determination as to materiality, to the extent such counsel may do so in the exercise of its professional responsibility, upon statements of the officers and other representatives of the Partnership, on the basis of the foregoing, no facts have come to such counsel's attention that lead it to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Partnership to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel have no reason to believe that any documents incorporated by reference in the Prospectus, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the

Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

      In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than federal law, New York law and the Delaware Act.

          (a) On the date of the Pricing Agreement for such Designated Units at a time prior to the execution of the Pricing Agreement with respect to such Designated Units and at each Time of Delivery for such Designated Units, the independent accountants of the Partnership who have certified the financial statements of the Partnership and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

          (b) (i) None of the Kinder Morgan Entities shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Units any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Units, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Units there shall not have been any change in the capital stock or long-term debt of the Partnership (or any of the other Kinder Morgan Entities) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, unitholders' equity or results of operations of the Partnership (or any of the other Kinder Morgan Entities), otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Units, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Units on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Units;

          (c) On or after the date of the Pricing Agreement relating to the Designated Units (i) no downgrading shall have occurred in the rating accorded any of the Kinder Morgan Entities debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership's debt securities or preferred stock;

          (d) On or after the date of the Pricing Agreement relating to the Designated Units there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Partnership's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Units on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Units;

          (e)  The  Partnership  shall  have  complied  with  the  provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to the Designated Units; and

          (f) The Kinder Morgan Entities shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Units a certificate or certificates of officers of the General Partner satisfactory to the Representatives as to the accuracy of the representations and warranties of the Kinder Morgan Entities herein at and as of such Time of Delivery, as to the performance by the Kinder Morgan Entities of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

          (g) Each of the Kinder Morgan Entities will indemnify and hold harm-less each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Units, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Kinder Morgan Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Units, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter of Designated Units through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Units.

          (h) Each Underwriter will indemnify and hold harmless the Kinder Morgan Entities against any losses, claims, damages or liabilities to which the Kinder Morgan Entities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Units, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Units, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through the Representatives expressly for use therein; and will reimburse the Kinder Morgan Entities for any legal or other expenses reasonably incurred by the Kinder Morgan Entities in connection with investigating or defending any such action or claim as such expenses are incurred.

          (i)  Promptly after receipt by an indemnified  party under  subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (j) If the indemnification provided for in this Section 8 is unavail-able to or insufficient to hold harmless an indemnified party under subsection
(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and the Underwriters of the Designated Units on the other from the offering of the Designated Units to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership on the one hand and the Underwriters of the Designated Units on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Partnership on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Kinder Morgan Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Units in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Units and not joint.

          (k) The obligations of the Kinder Morgan Entities under this Section 8 shall be in addition to any liability which the Kinder Morgan Entities may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the General Partner and to each person, if any, who controls the Kinder Morgan Entities within the meaning of the Act.

          (l) If any Underwriter shall default in its obligation to purchase the Firm Units or Optional Units which it has agreed to purchase under the Pricing Agreement relating to such Designated Units, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Units or Optional Units, as the case may be, then the Partnership shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Units on such terms. In the event that, within the respective prescribed period, the Representatives notify the Partnership that they have so arranged for the purchase of such Designated Units, or the Partnership notifies the Representatives that it has so arranged for the purchase of such Designated Units, the Representatives or the Partnership shall have the right to postpone the Time of Delivery for such Designated Units for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Partnership agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Units.

          (m) If, after giving effect to any arrangements for the purchase of the Firm Units or Optional Units, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Partnership as provided in subsection (a) above, the aggregate number of such Designated Units which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Units or Optional Units, then the Partnership shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Units or Optional Units which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Units and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Units or Optional Units which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Units or Optional Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (n) If, after giving effect to any arrangements for the purchase of the Designated Units of a defaulting Underwriter or Underwriters by the Representatives and the Partnership as provided in subsection (a) above, the aggregate principal amount of Firm Units or Optional Units, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Units or Optional Units, as the case may be, as referred to in subsection
(b)
above, or if the Partnership shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Units or Optional Units, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Units or the Over-allotment Option relating to such Optional Units, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Partnership, except for the expenses to be borne by the Partnership and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     2. The respective indemnities, agreements, representations, warranties and other statements of the Kinder Morgan Entities and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, any of the Kinder Morgan Entities, or any officer or director or controlling person of the Kinder Morgan Entities, and shall survive delivery of and payment for the Designated Units.

     3. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Kinder Morgan Entities shall not then be under any liability to any Underwriter with respect to the Designated Units covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Units are not delivered by or on behalf of the Partnership as provided herein, the Kinder Morgan Entities will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Units, but the Kinder Morgan Entities shall then be under no further liability to any Underwriter with respect to such Designated Units except as provided in Sections 6 and 8 hereof.

     4. In all dealings hereunder, the Representatives of the Underwriters of Designated Units shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to any of the Kinder Morgan Entities shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Partnership by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     1. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each of the Kinder Morgan Entities and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the General Partner and each person who controls the any of the Kinder Morgan Entities or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Common Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     2. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     3. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us one for the Kinder Morgan Entities and for each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and each of the Kinder Morgan Entities. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Partnership for examination upon request, but without warranty on your part as to the authority of the signers thereof.



                                          Very truly yours,

                                          KINDER MORGAN ENERGY PARTNERS, L.P.

                                          By:   Kinder Morgan G.P., Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          KINDER MORGAN OPERATING L.P. "A"

                                          By:  Kinder Morgan G.P., Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer


                                          KINDER MORGAN OPERATING L.P. "B"

                                          By:  Kinder Morgan G.P., Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer


                                          KINDER MORGAN OPERATING L.P. "C"

                                          By:  Kinder Morgan G.P., Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          KINDER MORGAN OPERATING L.P. "D"

                                          By:  Kinder Morgan G.P., Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                        KINDER MORGAN G.P., INC.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          SFPP, L.P.

                                          By:  Kinder Morgan Operating L.P.,
                                               "D"

                                          By:  Kinder Morgan Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          KINDER MORGAN BULK TERMINALS
                                                CORPORATION


                                          By:  _______________________________
                                               Name:
                                               Title:

                                          KINDER MORGAN NATURAL GAS LIQUIDS
                                             CORPORATION


                                          By:  _______________________________
                                               Name:
                                               Title:

                                          KINDER MORGAN CO(2), L.L.C.

                                          By:  Kinder Morgan Operating L.P.,
                                               "A"

                                          By:  Kinder Morgan Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer



Accepted as of the date hereof:


Goldman Sachs & Co.
[Co-Representative(s)]



By:_____________________________
  (Goldman, Sachs & Co.)

                                                                         ANNEX I
                                Pricing Agreement

Goldman, Sachs & Co., [Name(s) of Co-Representative(s)] As Representatives of the several Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.
                                                                _________,  19__
Ladies and Gentlemen:

      Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated____________, 1998 (the "Underwriting Agreement"), among the Partnership and the other Kinder Morgan Entities (as defined in the Underwriting Agreement) on the one hand and Goldman, Sachs & Co. [and (names of Co-Representatives named therein)] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Common Units specified in Schedule II hereto (the "Designated Units"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Units which are the subject of this Pricing Agreement, unless such representation or warranty is as of a specified date. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Units pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of
Schedule II hereto.

      An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Units, in the form heretofore delivered to you is now proposed to be filed with the Commission.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units, as provided below, the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Units as to which such election shall have been exercised.

      [The Partnership hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Units set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Units. Any such election to purchase Optional Units may be exercised by written notice from the Representatives to the Partnership given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by the
Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Partnership otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

      If the foregoing is in accordance with your understanding, please sign and return to us one for the Partnership and each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Partnership. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Partnership for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                          Very truly yours,

                                          KINDER MORGAN ENERGY PARTNERS, L.P.

                                          By:  Kinder Morgan, G.P., Inc.



                                          By:  _______________________________
                                               Name:
                                               Title:

                                          KINDER MORGAN OPERATING L.P. "A"

                                          By:  Kinder Morgan G.P., Inc.



                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer


                                          KINDER MORGAN OPERATING L.P. "B"

                                          By:  Kinder Morgan G.P., Inc.



                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer
                                                  KINDER

                                          MORGAN OPERATING L.P. "C"

                                          By:  Kinder Morgan G.P., Inc.



                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          KINDER MORGAN OPERATING L.P. "D"

                                          By:  Kinder Morgan G.P., Inc.



                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          KINDER MORGAN G.P., INC.



                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          SFPP, L.P.

                                          By:  Kinder Morgan Operating L.P.,
                                               "D"

                                          By:  Kinder Morgan Inc.


                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer

                                          KINDER MORGAN BULK TERMINALS
                                               CORPORATION



                                          By:  _______________________________
                                               Name:
                                               Title:

                                          KINDER MORGAN NATURAL GAS LIQUIDS
                                             CORPORATION



                                          By:  _______________________________
                                               Name:
                                               Title:

                                          KINDER MORGAN CO(2), L.L.C.

                                          By:  Kinder Morgan Operating L.P.,
                                               "A"

                                          By:  Kinder Morgan Inc.



                                          By:  _______________________________
                                               Richard D. Kinder
                                               Chairman of the Board and
                                                  Chief Executive Officer



Accepted as of the date hereof:

Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]

By: _______________________________
      (Goldman, Sachs & Co.)

                                   SCHEDULE I

                 Underwriter                Number of         [Maximum
                                            [Firm] Units to   Number of
                                            be Purchased      Optional Units
                                                              Which May Be
                                                              Purchased]
Goldman, Sachs & Co.

[Name(s) of Co-Representative(s)]

[Names of other Underwriters]               -------           -------

Total                                       =======           =======

                                   SCHEDULE II

Title of Designated Units:



Number of Designated Units

      Number of Firm Units:

      Maximum Number of Optional Units:

Initial Offering Price to Public:

      [$_________] per Unit] [Formula]

Purchase Price by Underwriters:

      [$_________] per Unit] [Formula]

[Commission Payable to Underwriters:

      $______  per Unit  [specify  same  form of funds as in   Specified   Funds
below]]

Form of Designated Units:

      [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

Specified Funds for payment of purchase price:

      Federal (same day) funds

 [Describe any blackout provisions with respect to the Designated Units]

Time of Delivery:

      _________ a.m. (New York City time),  _________, 199__

Defeasance provisions:

Closing Location:

Names and addresses of Representatives:

      Designated Representatives:

      Address for Notices, etc.:

[Other Terms]*:









-----------------------

* A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Units should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Units to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                        ANNEX II

      Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Partnership and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Partnership for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [separately] furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives [and are attached hereto];

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Partnership's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representatives][are attached hereto]; and on the basis of specified procedures including inquiries of officials of the Partnership who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the
     Partnership for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Partnership's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Partnership's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Partnership and its subsidiaries, inspection of the minute books of the Partnership and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Partnership and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Partnership's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Partnership's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Partnership's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Partnership's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and unit appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Partnership and its subsidiaries, or any decreases in consolidated net current assets or unitholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Partnership and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Partnership and its subsidiaries and have found them to be in agreement.

      All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Units for purposes of the letter delivered at the Time of Delivery for such Designated Units.